UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Greenbacker Renewable Energy Company LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenbacker Renewable Energy Company LLC

11 East 44th Street, Suite 1200

New York, NY 10017

Dear Shareholder:

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”), to be held at 9:00 A.M., Eastern time, on May 26, 2020, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016.

The Notice of 2020 Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked: (i) to elect seven directors of the Company, who will each serve for a term of one year, or until his/her successor is duly elected and qualified; (ii) to approve certain amendments to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated October 9, 2013 (the “Operating Agreement”), to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, in each case payable to GREC Advisors, LLC, the Special Unitholder of the Company and a subsidiary of the Company’s investment adviser, under certain circumstances specified in the Operating Agreement; and (iii) to transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

It is important that your shares of the Company’s limited liability company interests (the “Shares”) be represented at the Annual Meeting regardless of the number of Shares you hold. If you are unable to attend the Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

Sincerely,

/s/
Charles Wheeler
President & Chief Executive Officer

April 2, 2020

New York, New York

Greenbacker Renewable Energy Company LLC
11 East 44th Street, Suite 1200

New York, NY 10017

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2020

Notice is hereby given that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”) will be held at the offices of Alston & Bird LLP, the Company’s legal counsel, located at 90 Park Avenue, New York, New York 10016, on May 26, 2020, at 9:00 A.M., Eastern Time, to consider and act upon the following:

1.	To elect the seven members to the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

2.	To approve certain amendments to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated October 9, 2013 (the “Operating Agreement”), to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, in each case payable to GREC Advisors, LLC, the Special Unitholder of the Company and a subsidiary of the Company’s investment adviser, under certain circumstances specified in the Operating Agreement.

3.	To transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on March 2, 2020. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed, postage-prepaid envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. Please refer to the voting instructions provided on your proxy card or on the electronic voting site, as applicable. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. The Company has enclosed a copy of the Proxy Statement, the proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.greenbackerrenewableenergy.com.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting.

By Order of the Board of Directors,

/s/
Charles Wheeler
President & Chief Executive Officer

April 2, 2020

New York, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2020.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED DECEMBER 31, 2019 ARE AVAILABLE AT
WWW.GREENBACKERRENEWABLEENERGY.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
OR VOTE VIA THE INTERNET AT THE ELECTRONIC VOTING SITE AT
WWW.PROXYPUSH.COM/GREENBACKER.

Greenbacker Renewable Energy Company LLC
11 East 44th Street, Suite 1200

New York, NY 10017

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (the “Company”), for use at the 2020 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 9:00 A.M., Eastern Time, on Tuesday, May 26, 2020, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, NY 10016, and any adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 2, 2020 and are available at www.greenbackerrenewableenergy.com.

The Company’s Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on March 2, 2020 which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of the Company’s limited liability company interests (the “Shares”) that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 49,305,069 Shares outstanding. Each Share entitles its holder to one vote at the Annual Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Pursuant to the Company’s operating agreement, a quorum will be present if at least a majority of the outstanding Shares entitled to vote are represented by shareholders present at the Annual Meeting or by proxy. On the Record Date, there were 49,305,069 Shares outstanding and entitled to vote. Thus, 24,652,535 Shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your Shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your Shares may be voted. If you vote by proxy, you will be designating Richard C. Butt as your proxy. Mr. Butt may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold Shares directly as the shareholder of record or indirectly as the beneficial owner of Shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for Shares you hold in street name, by submitting voting instructions to your broker or nominee. You can vote by mail or by Internet. You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For Shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided. If you want to vote via the Internet, please go to the electronic voting site at www.proxypush.com/greenbacker and follow the on-line instructions. If you vote by the Internet, you do not need to return your proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Share you own as of the Record Date.

Is my vote confidential?

Yes. All votes remain confidential, unless you provide otherwise.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your Shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a letter of revocation to the Company at 11 East 44th Street, Suite 1200, New York, NY 10017, Attention: Annual Meeting of Shareholders’ Election Official; or

●	You may attend the Annual Meeting and notify the election official, at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your Shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the seven nominees named herein to serve on the Board of Directors of the Company; and

●	“FOR” the approval of certain amendments to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated October 9, 2013 (the “Operating Agreement”), to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, in each case payable to GREC Advisors, LLC, the Special Unitholder of the Company and a subsidiary of the Company’s investment adviser (the “Special Unitholder”), under certain circumstances specified in the Operating Agreement.

How many votes are needed to approve each proposal?

Proposal No. 1: For the election of directors, the seven nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

Proposal No. 2: To approve certain amendments to the Operating Agreement to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, the proposal must receive “FOR” votes in an amount at least equal to a majority of the outstanding Shares of the Company.

How can I find out the results of the voting at the Annual Meeting?

The Company will announce preliminary voting results at the Annual Meeting. The Company will also disclose voting results on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Company’s Board of Directors includes seven directors. Effective upon the election of directors at the Annual Meeting, our Board of Directors will include the following members:

Name	Age	Position
Robert Brennan	58	Director
David Sher	56	Director
Charles Wheeler	59	Chief Executive Officer, President and Director
Kathleen Cuocolo	68	Independent Director
Cynthia Curtis	60	Independent Director
Robert Herriott	50	Independent Director
David M. Kastin	52	Independent Director

Biographical Information of Director Nominees

Robert Brennan. Mr. Brennan has been a director since May 2019. Mr. Brennan has served as Co-Chair of the Board of Directors of Greenbacker Group LLC and as a non-executive officer of Greenbacker Capital Management LLC since December 1, 2017. Mr. Brennan was previously a Senior Managing Director and Head of Guggenheim Partners Commercial Real Estate Finance Group where from 2010 to 2017 he built a national commercial mortgage loan origination, servicing and asset management business responsible for nearly $10 billion of loans for client investment portfolios. Additionally, Mr. Brennan was an executive member and founding investor of Pillar Financial, Guggenheim’s GSE licensed lending, mortgage banking, and servicing affiliate which was sold to SunTrust Bank in late 2016. During his 34-year Wall Street career, Mr. Brennan spent the last 26 years focused on real estate in which he played a wide range of roles including trading, origination, structuring and banking, and asset management. Mr. Brennan was involved with a broad array of property and project types ranging from conventional incoming producing to project-based transactions. Prior to Guggenheim, he was the Global Head of Credit Suisse’s Real Estate Finance and Securitization Group which was a dominant global leader in the commercial real estate finance industry. Mr. Brennan joined Credit Suisse in November 2000 when it was merged with Donaldson, Lufkin and Jenrette (“DLJ”), where he was a Managing Director and Head of the Commercial Mortgage Group. Mr. Brennan held previous positions at UBS Securities and L.F. Rothschild and started his career in 1983 with E.F. Hutton where he was an Associate in the Investment Banking Division. Mr. Brennan is a graduate of the University of Vermont and holds an M.B.A. from New York University. He is a member of the Board of Directors of the Commercial Real Estate Finance Council where he chairs the long-range planning and investment committee. He is also a member of the Board of Directors of CRE Finance Council.

David Sher. Mr. Sher has been a board member since our inception. Mr. Sher has served as Chief Executive Officer and a Senior Managing Director of Greenbacker Capital Management LLC and Co-Chief Executive Officer of Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since February 2011), as well as a member of Greenbacker Capital Management LLC’s investment committee. Prior to joining our company, Mr. Sher was a senior adviser at Prospect Capital Management L.P., a mezzanine debt and private equity firm that manages a publicly traded, closed-end, dividend-focused investment company, from June 2009 to January 2011. Prior to joining Prospect Capital, Mr. Sher was a serial entrepreneur founding a number of ventures in the financial services and brokerage industry. In 2002, Mr. Sher was a founder and Managing Director of ESP Technologies, a leading provider of financial software and services to institutional asset managers and hedge funds. In May of 2007, that company was sold to a group of investors. Prior to co-founding ESP, Mr. Sher was a founder and CEO of an online brokerage company, ElephantX dot com Inc. Additionally, in September 1997, he co-founded, developed and managed Lafayette Capital Management LLC, a statistical arbitrage hedge fund. Mr. Sher also spent six years at Bear Stearns where he developed trading ideas and strategies for correspondent clearing customers from 1991 to 1997. Mr. Sher holds a Masters of International Affairs from Columbia University and Bachelor of Arts in Political Science from Rutgers University. Mr. Sher was selected to serve as a director because he is our advisor’s Chief Executive Officer and has over 20 years of executive experience in various areas, having previously served as founder and CEO of several companies, including two broker-dealers. He has substantial private equity and investing experience involving originated loan transactions, including serving as a senior adviser at Prospect Capital Corporation, a publicly traded business development company (NASDAQ: PSEC). He also has experience working in the renewable energy sector, including a transaction involving the proposed sale of a 28MW biomass power plant to a private equity firm. David Sher is the brother of Robert Sher, a Managing Director of Greenbacker Capital Management LLC.

Charles Wheeler. Mr. Wheeler has served as our Chief Executive Officer, President, and as a board member since our inception. Mr. Wheeler has also served as President of Greenbacker Capital Management LLC and Co-Chief Executive Officer of Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since August 2011). Mr. Wheeler is a veteran of the investment banking industry having spent 24 years, from 1987 to January 2011, with the Macquarie Group, one of Australia’s leading investment banks. During that time, Mr. Wheeler held several senior positions with the Macquarie Group, including Head of Financial Products for North America from 2007 to January 2009 and Head of Renewables for North America from September 2007 to December 2010. From 1998 to August 2007, Mr. Wheeler was a Director of the Financial Products Group at Macquarie in Australia with responsibility for the development, distribution and ongoing management of a wide variety of retail financial products, including REITs, infrastructure bonds, international investment trusts and diversified domestic investment trusts. Prior to joining Macquarie, Mr. Wheeler was a tax manager with Touche Ross & Co. in Australia (which was merged into KPMG in Australia). Mr. Wheeler holds a Bachelor of Economics from Sydney University and is a member of the Institute of Chartered Accountants of Australia. Mr. Wheeler was selected to serve as a director because he is our Chief Executive Officer and has significant knowledge of, and relationships within, the project and structured finance industry and the renewable energy sector due to his numerous positions with the Macquarie Group. Mr. Wheeler also brings his extensive background in project and structured finance to bear on the renewables sector. He has experience working in the solar and wind energy sectors while at Macquarie, including a transaction involving the purchase and subsequent management of a large portfolio of distributed solar assets located in California, the consideration of several proposals to invest equity into solar thermal power plants across the Southwest, the acquisition of a wind developer in Texas, and the evaluation of numerous wind development opportunities across Canada and the United States. Furthermore, during his tenure at Macquarie, Mr. Wheeler participated in several other renewable energy resource transactions, including a proposal to invest equity into a significant unlisted geo-thermal developer based in Nevada.

Kathleen Cuocolo. Ms. Cuocolo, an independent director since July 2013, is currently President of Syntax, LLC, a company that has created a new class of equity indices — Syntax Stratified Indices. She is responsible for overseeing the business and infrastructure development at Syntax of a family of Stratified IndicesTM and Stratified FundsTM. Ms. Cuocolo was formerly Managing Director, Head of Global ETF Accounting and Administration at Bank of New York Mellon from April 2008 until March 2013. Prior to Bank of New York Mellon, she was President of Cuocolo & Associates from January 2004 through March 2008 where she specialized in board governance services. From September 1982 through July 2003, Ms. Cuocolo served as Executive Vice President of State Street Corporation where she was also Head of US Fund Administration Services and the founder of Exchange Traded Fund Services. In addition, Ms. Cuocolo has served as independent director of Guardian Life Mutual Funds from June 2006 through their acquisition by RS Investments in December 2007, Chairperson of Select Sectors SPDR Trust from August 2000 through October 2007, trustee of SPDR Trust from January 1993 through July 2003, President and Director of The China Fund from September 1999 through July 2003 and President of the State Street Master Funds from January 2000 through July 2003. Ms. Cuocolo was selected to serve as an independent director based upon her extensive experience in financial service administration and as an investor.

Cynthia Curtis. Ms. Curtis, an independent director since May 2019, is currently Senior Vice President of Sustainability for JLL, a Fortune 200 commercial real estate services company. She is responsible for elevating JLL’s sustainability program, embedding it broadly throughout the business and driving meaningful impact with and through JLL’s clients. Ms. Curtis also collaborates with the Investor Relations team to ensure its investors have a more complete understanding of JLL’s competencies, goals and impacts. She represents the company on the World Green Building Council’s Corporate Advisory Board. Previously, Curtis has worked in the public, private and non-profit sectors, including Ceres, CA Technologies, where she served as Vice President and Chief Sustainability Office, and EMC (now Dell), where she was Senior Director, Services Marketing. She lives in the Boston area, is a member of the New England Women in Energy and the Environment, chairs the Wellesley Village Church Energy Committee, and built one of the region’s first gold LEED-certified residences. Ms. Curtis was selected to serve as an independent director based on her extensive experience in marketing and sustainability.

Robert Herriott. Mr. Herriott, an independent director since July 2013, founded RBT Public Affairs Group in January 2009. Mr. Herriott has worked in public affairs since 1994 serving in various political, legislative, and governmental liaison roles. In his capacity with RBT Public Affairs Group, Mr. Herriott has been involved with legislative and regulatory issues concerning FATCA, the Dodd-Frank Act, and Investment Management Operational Due Diligence, among others including Green Energy Initiatives and Healthcare. Prior to forming RBT Public Affairs Group, Mr. Herriott served from January 2007 to April 2009 as an internal advisor to the Toy Industry Association assisting in the legislative and regulatory reform of the industry, and harmonizing manufacturing standards between the United States, China and the European Union. Mr. Herriott has testified before legislative bodies regarding pending legislation, and spoken throughout the U.S. and internationally on how to interact with government, communication strategy, the U.S. legislative process, and specific industry issues pending before governmental entities. Mr. Herriott continues to advise clients on macro and micro governmental and political risk analysis, as well as reputation management and public affairs campaigns. Mr. Herriott was selected to serve as an independent director based on his extensive experience with legislative and regulatory issues, and with federal government energy initiatives, in particular.

David M. Kastin. Mr. Kastin has been an independent director since July 2013. From August 2015 through January 2020, he was Senior Vice President, General Counsel and Corporate Secretary of Vitamin Shoppe, Inc. From August 2007 thought August 2015, Mr. Kastin was Senior Vice President-General Counsel and Corporate Secretary of Town Sports International Holdings, Inc. From March 2007 through July 2007, Mr. Kastin was Senior Associate General Counsel and Corporate Secretary of Sequa Corporation, a diversified manufacturer. From March 2003 through December 2006, Mr. Kastin was in-house counsel at Toys “R” Us, Inc., most recently as Vice President — Deputy General Counsel. From 1996 through 2003, Mr. Kastin was an associate in the corporate and securities departments at several prominent New York law firms, including Bryan Cave LLP. From September 1992 through October 1996, Mr. Kastin was a Staff Attorney in the Northeast Regional Office of the U.S. Securities and Exchange Commission. Mr. Kastin was selected to serve as an independent director based on his extensive experience as a legal and strategic advisor to publicly traded companies.

There is no family relationship between and among any of the Company’s executive officers or directors.

The Company’s Board of Directors held 12 meetings during the fiscal year ended December 31, 2019. Each director attended at least 75% of the aggregate of the total number of board meetings during 2019 and each director other than David Sher attended at least 75% of the aggregate of the total number of meetings of the committee(s) of which he/she was a member, if any, during 2019. The Company does not have a written policy on board attendance at annual meetings of shareholders.

Risk Oversight and Board Leadership Structure

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (i) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (ii) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; and (iv) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, distributor and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto.

Charles Wheeler serves as the Company’s chief executive officer as well as chairman of the Company’s Board of Directors. The Board of Directors believes that Mr. Wheeler is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Company’s Board of Directors. While the Board of Directors does not currently have a lead independent director, it added a fourth independent director (Cynthia Curtis) to the Board in May of 2019 concurrently with the addition of Mr. Brennan. The Board of Directors, after considering various factors, has concluded that its new structure of seven directors, four of whom are independent, is appropriate at this time. As the Company’s assets increase, the Board of Directors will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board of Directors

The entire Board of Directors considers all major decisions concerning the Company’s business. However, the Company’s operating agreement provides that the Company’s Board of Directors may establish such committees as the Board of Directors believes appropriate. The Company’s Board of Directors will appoint the members of the committee in its discretion, provided a majority of the members of the Audit Committee of the Board of Directors must be comprised of independent directors. In addition, the Board of Directors has established a Nominating/Corporate Governance Committee, as described below.

Audit Committee

The members of the Company’s standing Audit Committee are Kathleen Cuocolo, Robert Herriott and David M. Kastin, all of whom are independent directors. The Company’s independent directors are “independent” as such term is defined in NASDAQ Listing Rule 5605(a)(2). The Audit Committee assists the Company’s Board of Directors in overseeing:

●	the integrity of the Company’s financial statements;

●	the Company’s compliance with legal and regulatory requirements;

●	the qualifications and independence of the Company’s independent auditors; and

●	the performance of the Company’s independent auditors and its internal audit function.

Kathleen Cuocolo chairs the Company’s Audit Committee and serves as the “audit committee financial expert,” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a written charter and meets periodically, as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.greenbackerrenewableenergy.com. The Audit Committee met four times during the fiscal year ended December 31, 2019. Each of the then-members of the Audit Committee attended all such meetings.

Nominating/Corporate Governance Committee

The members of the Company’s standing Nominating/Corporate Governance Committee are Charles Wheeler, David Sher and Robert Herriott. Robert Herriott is the sole independent director on the committee. The Nominating/Corporate Governance Committee operates pursuant to a charter approved by the Company’s Board of Directors and meets periodically, as necessary. The charter sets forth the responsibilities of the Nominating/Corporate Governance Committee, including (i) assisting the Board of Directors in the oversight of corporate governance principles, policies and procedures; (ii) identifying qualified candidates for Board of Directors and committee membership and recommending to the Board of Directors nominees to be voted on at the annual meeting of shareholders; and (iii) developing and recommending to the Board of Directors, and assisting the Board of Directors in implementing, a set of corporate governance principles applicable to the Company. A copy of the Nominating/ Corporate Governance Committee’s charter is available on the Company’s website: www.greenbackerrenewableenergy.com. The Nominating/Corporate Governance Committee met three times during the fiscal year ended December 31, 2019. At least a quorum of the then-members of the Nominating/Corporate Governance Committee attended all of such meetings.

Robert Herriott chairs the Company’s Nominating/Corporate Governance Committee.

The Nominating/Corporate Governance Committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board of Directors must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s operating agreement, the Nominating/Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Richard Butt, Corporate Secretary, Greenbacker Renewable Energy Company LLC, 11 East 44th Street, Suite 1200, New York, NY 10017. To have a candidate considered by the Nominating/Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

●	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating/Corporate Governance Committee and nominated to the Board of Directors; and

●	If requested by the Nominating/Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory agreement has been separately approved by the Board of Directors.

Compensation of Directors

The Company’s independent directors will receive annual compensation of $92,500, allocated as $75,000 in cash and $17,500 in Greenbacker Renewable Energy Company LLC interests. In addition to the annual fee, the Company will reimburse the independent directors for any reasonable out-of-pocket expenses incurred for his/her service as a director. In addition, the chairman of the Audit Committee will receive an annual fee of $10,000 for his/her additional services in this capacity. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of its directors and officers.

Messrs. Sher and Wheeler do not receive any compensation for their service as directors.

Compensation of Executive Officers

None of the Company’s executive officers will receive any compensation for their service as executive officers. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of the Company’s advisor, Greenbacker Capital Management LLC (“GCM”) or by individuals who were contracted by GCM to work on behalf of the Company, pursuant to the terms of the advisory agreement with GCM or the Company’s administration agreement with Greenbacker Administration LLC (the “Administrator”). Each of the Company’s executive officers is an officer of GCM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by GCM. In addition, the Company reimburses the Administrator for the Company’s allocable portion of expenses incurred by the Administrator in performing its obligations under the administration agreement, excluding the allocable portion of the cost of the Company’s officers.

Compensation Committee Interlocks and Insider Participation

No compensation committee exists, and no deliberations occurred with respect to executive compensation, as no executive officers will receive any compensation for their service as executive officers.

Shareholder Communications to the Board of Directors

Shareholders may contact an individual director, the Board of Directors as a group, or a specified board committee or group, including the independent directors as a group, by writing to the following address:

Greenbacker Renewable Energy Company LLC
11 East 44th Street, Suite 1200

New York, NY 10017
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a shareholder communication that the Company determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers and each person who owns more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s Shares and other equity securities. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on the written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year.

Certain Relationships and Related Transactions

The Company’s Board of Directors oversees the Company’s management. However, the Company has entered into the Second Amended and Restated Advisory Agreement, dated March 6, 2020, among the Company, Greenbacker Renewable Energy Corporation and GCM (the “Advisor Agreement”), pursuant to which GCM is responsible for managing the Company on a day-to-day basis and identifying and making investments on the Company’s behalf. GCM is wholly owned by Greenbacker Group LLC, which is primarily owned by certain of the Company’s directors and/or officers.

Through each of their ownership interests in Greenbacker Group LLC, Charles Wheeler, the Company’s Chief Executive Officer, President, and a member of the Company’s Board of Directors (Mr. Wheeler also serves as Chief Investment Officer of GCM), and David Sher, a member of the Company’s Board of Directors (Mr. Sher also serves as President of GCM), indirectly own an 11.40% and 7.24% interest, respectively , in GCM. In addition, the Company’s Chief Financial Officer, Richard Butt, is also a minority owner and officer of GCM. As a result, the advisory agreement between the Company and GCM was negotiated between related parties, and its terms, including fees and other amounts payable.

GCM’s services under the advisory agreement will not be exclusive, and GCM may furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with the Company, so long as its services to the Company are not impaired by the provision of such services to others, and provided further that GCM notifies the Company prior to being engaged to serve as an adviser to a fund or another company having a similar investment strategy.

The Company has entered into license agreements with Greenbacker Group LLC, the owner of GCM, pursuant to which it has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Greenbacker Renewable Energy Company LLC.” In addition, pursuant to an administration agreement with Greenbacker Administration LLC (the “Administrator”), the Administrator provides the Company with administrative services including accounting, compliance and asset management services for all the Company’s investments. As of the date hereof, the Administrator has delegated certain of its administrative functions to US Bancorp Fund Services LLC as well as accounting for the Company’s investments to an independent firm that provides outsourced bookkeeping and accounting services. The Administrator may enter into similar arrangements with other third-party administrators as necessary in the future. While the Administrator performs the majority of asset management, accounting and oversight services for the Company’s investments, it is anticipated that the Administrator will continue to delegate certain administrative functions to third parties for the Company and its subsidiaries in order to recognize certain operational efficiencies for the benefit of the Company.

As of September 30, 2019, the Company sold the rights to a 3.1 MW solar project (Project Phoenix”), located in Prince Georges County, Maryland, to Greenbacker Renewable Opportunity Zone Fund (“GROZ”) for $17.2 million, with a realized gain of approximately $7.5 million. On December 10, 2019 the Company, through its wholly owned subsidiary Citrine Solar LLC, entered into a second transaction with GROZ to sell the Fremont CO I, LLC asset. The asset sold for approximately $5.2 million resulting in a realized gain of $794,475. GROZ is an advisory client of GCM. The Company’s policies require that for sales of assets to GCM or any of its affiliates, a majority of the Board of Directors (including a majority of the independent directors) not otherwise interested in the transaction, must determine that such transaction is fair and reasonable to the Company. The Company provided the Board of Directors a report from an independent valuation form regarding the sale of both Project Phoenix and Fremont Co I, LLC to GROZ and the Board of Directors determined that such sales were fair and reasonable to the Company.

Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Charles Wheeler	59	Chief Executive Officer, President and Director
Richard C. Butt	64	Chief Financial Officer, Treasurer and Secretary

Charles Wheeler. Mr. Wheeler’s biography appears on page 5.

Richard C. Butt. Mr. Butt has served as our Chief Financial Officer since April 2014. Mr. Butt has held a variety of senior management positions for global investment and financial institutions. Most recently, from July 2012 to August 2013, he served as President and Chief Executive Officer of P3 Global Management LLC, a firm focused on investing in municipal infrastructure assets. From August 2006 to January 2011, he served as President of Macquarie Capital Investment Management LLC, with offices in New York and Sydney, Australia, responsible for administration, operations, finance, compliance, treasury, marketing, business operations and FX/cash management for portfolios domiciled in North America, Australia, Asia, Europe and the Caribbean. In addition, Mr. Butt served as Chief Financial and Accounting Officer for Macquarie Global Infrastructure Fund, a New York Stock Exchange listed closed end fund (NYSE: MGU). Prior to joining Macquarie, Mr. Butt served as President of Refco Alternative Investments LLC and Refco Fund Holdings LLC, the commodity pool businesses associated with Refco, Inc., from January 2003 to August 2006. In this capacity, Mr. Butt was responsible for the initial development and ongoing operations of numerous public and private commodity pools. During the period from 1990 through 2003, he served in various operational and financial capacities with multiple mutual/hedge fund third party administration firms. Earlier in his career, he served as Vice President at Fidelity Investments, where he was responsible for fund accounting and financial reporting for all equity and global mutual funds. Mr. Butt is a Certified Public Accountant (Inactive) previously working at major accounting firms such as PricewaterhouseCoopers LLP, from July 1978 to July 1984, where he was an Audit Manager, and KPMG from December 1994 to October 1996, where he was a Director in their financial services consulting practice. Mr. Butt holds a Bachelor’s Degree in Management Science from Duke University.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has not yet appointed the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2019 and 2018. The Company knows of no direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG will be available by telephone or in person to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

1. Fees

Set forth in the table below are the fees invoiced for audit and other services provided by KPMG for the Company’s fiscal years ending December 31, 2019 and 2018.

Fiscal Year	Audit Fees*	Audit- Related Fees**	Tax Fees***	All Other Fees****
2019	$795,890	$—	$101,358	$—
2018	$725,000	$—	$120,000	$—

*	Audit fees represent fees for professional services provided in connection with the audit of the Company’s consolidated financial statements and review of the Company’s quarterly consolidated financial statements and audit services provided in connection with the Company’s quarterly and annual statutory or regulatory filings.
**	Audit-related fees consisted of all fees associated with statutory and regulatory filings other than the Company’s quarterly and annual statutory and regulatory filings, such as fees to issue consents for the Company’s filing of prospectuses.
***	Tax fees consisted of tax compliance fees.
****	Other fees billed in the reporting periods for products and services provided by KPMG, including consents for the Company’s audited financial statements to be included in various SEC filings.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. All of the audit and non-audit services described above for which KPMG billed the Company for the fiscal years ended December 31, 2019 and 2018 were pre-approved by the Audit Committee. The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $25,000 provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

2. Audit Committee Report(1)

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2019. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2019, 2018 and 2017 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

April 2, 2020

The Audit Committee

Kathleen Cuocolo, Chair
Robert Herriott
David Kastin

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OWNERSHIP OF SECURITIES

The following table sets forth, as of March 2, 2020, information with respect to the beneficial ownership of the Shares by:

●	each person known by the Company to beneficially own more than 5% of any class of outstanding Shares;

●	each of the Company’s directors, director nominees and named executive officers; and

●	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Company’s current public offering. Unless otherwise indicated, all Shares are owned directly and the indicated person has sole voting and investment power.

Name and Address(1)	Number of Shares Beneficially Owned	Percentage of all Shares
Greenbacker Group LLC	—	—
Greenbacker Capital Management LLC(2)	23,601	0.05%
David Sher	—	—
Charles Wheeler	—	—
Richard C. Butt	—	—
Robert Brennan	11,429	0.02%
Kathleen Cuocolo	6,964	0.01%
Robert Herriott	6,964	0.01%
David Kastin	6,964	0.01%
Cynthia Curtis	1,403	0.00%
All officers and directors as a group (8 persons)	57,325	0.10%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Greenbacker Capital Management LLC, 30 Danforth Street, Suite 206, Portland, ME 04101.
(2)	Greenbacker Capital Management LLC is a wholly owned subsidiary of Greenbacker Group LLC. The board of managers of Greenbacker Group LLC has investment power over the Class A shares held by Greenbacker Capital Management LLC, including the power to dispose, or to direct the disposition, of such shares. Charles Wheeler is one of three members of the board of managers of Greenbacker Group LLC.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s shareholders are being asked to consider the following seven individuals, all of whom are currently serving on the Company’s Board of Directors, to serve as directors until the next Annual Meeting of Shareholders or until their successors have been elected and qualified, subject to their earlier death, resignation, retirement, disqualification or removal from office:

Name	Position with Greenbacker Renewable Energy Company LLC
Robert Brennan	Director
David Sher	Director
Charles Wheeler	Chief Executive Officer, President and Director
Kathleen Cuocolo	Independent Director
Cynthia Curtis	Independent Director
Robert Herriott	Independent Director
David M. Kastin	Independent Director

The relevant experiences, qualifications, attributes and skills of each nominee that led our Board of Directors to recommend him or her as a nominee for director are described in the section entitled “Corporate Governance Matters” above.

All of the nominees have indicated their willingness to serve, if elected. However, if any nominee should be unable or unwilling to serve, the Board of Directors may designate a substitute nominee, in which case the persons designated as proxies will cast votes for the election of such substitute nominee. Alternatively, the Board of Directors may allow the vacancy to remain open until a suitable candidate is located and nominated or may adopt a resolution to decrease the authorized number of directorships.

The Company did not receive any shareholder nominations for director. Proxies cannot be voted for more than the number of nominees named in this Proxy Statement.

Required Vote

Director nominees are elected by a plurality of the votes cast at the Annual Meeting, meaning that the seven director nominees receiving the highest number of affirmative votes will be elected.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes.

Brokers who hold Shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. If the organization that holds your Shares does not receive instructions from you on how to vote your Shares on the other matters being considered at the Annual Meeting, the organization that holds your Shares will inform the Company that it does not have the authority to vote on this matter with respect to your Shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your Shares by carefully following the instructions provided in the Notice.

PROPOSAL 2: AMENDMENTS TO OPERATING AGREEMENT

The Company’s shareholders are being asked to approve (i) certain amendments to the Operating Agreement to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, in each case payable to the Special Unitholder of the Company under certain circumstances specified in the Operating Agreement, and incorporate those provisions into the Advisory Agreement and (ii) subject to effecting certain amendments to the Advisory Agreement as described below, certain amendments to the Operating Agreement to reflect that, with respect to the Liquidation Incentive Distribution payable to the Special Unitholder of the Company under certain circumstances specified in the Operating Agreement, the Company’s net proceeds from a liquidation or listing of its Shares (in either case, as calculated in accordance with the Operating Agreement) will not include any of the Company’s net unrealized gains as of the date such Liquidation Incentive Distribution is made. The Income Incentive Distribution provides for the Special Unitholder, as a member of the Company, to receive, on a quarterly basis, a cash distribution equal to a percentage of the Company’s net investment income (as calculated in accordance with the Operating Agreement) for each quarter, in excess of a specified hurdle rate. The Capital Gains Incentive Distribution provides for the Special Unitholder, as a member of the Company, to receive, on a quarterly basis, a cash distribution equal to a percentage of the Company’s capital gains (as calculated in accordance with the Operating Agreement) for each quarter. The Liquidation Incentive Distribution provides for the Special Unitholder, as a member of the Company, to receive a cash distribution equal to a percentage of the net proceeds from the liquidation of the Company or the exchange listing of its Shares (as calculated in accordance with the Operating Agreement).

The purpose for the proposed amendments to the Operating Agreement, if effected, would be to eliminate the bulk of the incentive compensation payable to the Special Unitholder provided for in the Operating Agreement and to replace such incentive compensation with an incentive fee payable under certain circumstances by the Company to its investment adviser, GCM. Upon removal of the Income Incentive Distribution and the Capital Gains Incentive Distribution from the Operating Agreement, the Company intends to concurrently amend the Advisory Agreement to incorporate an incentive fee in the form of the incentive allocation provisions that were removed from the Operating Agreement. Thereby, moving the payment of incentive compensation to the Advisory Agreement, initially resulting in no net change in incentive compensation expenses of the Company.

Following the incorporation of an incentive fee into the Advisory Agreement, the Company expects to consider future additional amendments to the incentive fee provisions in the Advisory Agreement intended to simplify the calculation methodology for incentive compensation payable by the Company and to provide the Company with flexibility to develop an incentive fee construct that is consistent with incentive fees payable by the Company’s market peers. The Company intends to continue to monitor market developments in terms of incentive compensation prior to finalizing the incentive fee construct and implementing the future amendments contemplated herein, but, in any event, the Company expects that the further amended incentive fee will bear the following characteristics (among other features to be considered by the Company’s Board of Directors):

●	A lower percentage fee than the Income Incentive Distribution and the Capital Gains Incentive Distribution, which are, effectively, 20% of the calculated net investment income and capital gains, respectively, of the Company;

●	A fee based on total returns of the Company during each calculation period, rather than the two separate components of net investment income and capital gains, in each case calculated in accordance with the Operating Agreement;

●	The total return component of the fee will include the Company’s net unrealized gains during the calculation period, which are excluded from the calculation of the Capital Gains Incentive Distribution;

●	A fee subject to a hurdle rate and a high-water mark, which must be exceeded for the incentive fee to be payable in any period.

As noted above, the Company expects that the proposed future incentive fee, if further amended in the Advisory Agreement, will be based on the total returns of the Company during the relevant calculation period, which total returns calculation will include the Company’s net unrealized gains during such period. As a result, if the incentive fee is implemented as expected, the Liquidation Incentive Distribution provisions in the Operating Agreement will be correspondingly amended as described above, in conjunction with the amendments to remove the Income Incentive Distribution and Capital Gains Incentive Distribution provisions, and the Company intends to pay any incentive compensation with respect to such net unrealized gains pursuant to the proposed incentive fee to be incorporated in the Advisory Agreement.

Please note that the proposed amendment to the Advisory Agreement to incorporate the new incentive fee (as well as any future amendments to such incentive fee provisions) will not be approved, at the time of any such amendment, by the Shareholders of the Company, but that any such amendments will be approved by a majority of the members of the Company’s Board of Directors, including a majority of the independent members of the Board of Directors. Moreover, the Advisory Agreement is subject, annually, to approval and renewal by the Board of Directors.

Finally, please note that upon the approval of the proposed amendments to the Operating Agreement and the incorporation of an incentive fee into the Advisory Agreement, the incentive compensation payable by the Company will no longer be a distribution of cash by the Company to one of its members, the Special Unitholder, but will instead be a fee payable to one of its service providers, and such re-characterization of incentive compensation may have tax and operational implications for the Company.

Required Vote

The proposed amendments to the Operating Agreement are approved by a majority votes of all of the outstanding Shares of the Company.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, “AGAINST” votes, abstentions and broker non-votes.

Brokers who hold Shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. If the organization that holds your Shares does not receive instructions from you on how to vote your Shares on the other matters being considered at the Annual Meeting, the organization that holds your Shares will inform the Company that it does not have the authority to vote on this matter with respect to your Shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your Shares by carefully following the instructions provided in the Notice.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s operating agreement requires the Company to hold an annual meeting of shareholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Company’s Board of Directors. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of the holders of at least 10% of the Company’s outstanding Shares entitled to vote. Shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2021 annual meeting of shareholders, the Company’s Secretary must receive the written proposal at the Company’s principal executive offices no earlier than October 26, 2020 and no later than 5:00 P.M., Eastern Time, on November 25, 2020; provided, however, that in the event that the Company holds its 2021 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2020 Annual Meeting, the Company will disclose the new deadline by which shareholders proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Greenbacker Renewable Energy Company LLC
11 East 44th Street, Suite 1200

New York, NY 10017

Shareholder proposals to be presented at the 2020 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2021 annual meeting of shareholders, must be received in writing at the Company’s corporate offices no later than February 8, 2021 (45 days before the one-year anniversary of the date this proxy statement is mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

The Company and some brokers may be householding the Company’s proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a shareholder of record. You can notify the Company by sending a written request by mail to Greenbacker Renewable Energy Company LLC, 11 East 44th Street, Suite 1200, New York, NY 10017 or by contacting the Company at (646) 237-7884. In addition, the Company will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

GREENBACKER RENEWABLE ENERGY COMPANY LLC

11 East 44th Street, Suite 1200

New York, NY 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 9:00 A.M., Eastern Time, on Tuesday, May 26, 2020, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, NY 10016, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 2, 2020 and are available at www.greenbackerrenewableenergy.com.

The undersigned hereby appoints Richard C. Butt as proxy of the undersigned with full power of substitution to attend the Annual Meeting and vote as designated on the reverse side all of the shares of limited liability company interests (“Shares”) held of record by the undersigned. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

Proposal No. 1: If no specification is made, the Shares will be voted FOR the proposal to elect the directors.

Proposal No. 2: If no specification is made, the Shares will be voted ABSTAIN with respect to the proposal to approve certain amendments to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated October 9, 2013.

If any other business is presented at the meeting, this proxy will be voted by the proxy in his best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please refer to the Proxy Statement discussion of these matters.

Proposal No. 1:

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL NO. 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To elect seven directors for the ensuing year or until their successors are elected and qualify.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

		☐	☐	☐

Nominees:

(01)	David Sher	*	To withhold authority to vote for any nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) below:

(02)	Charles Wheeler

(03)	Kathleen Cuocolo

(04)	Robert Herriott

(05)	David M. Kastin

(06)	Robert Brennan

(07)	Cynthia Curtis

Proposal No. 2:

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ABSTAIN REGARDING PROPOSAL NO. 2.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To approve certain amendments to the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated October 9, 2013 (the “Operating Agreement”), to remove all of the provisions in the Operating Agreement related to the Income Incentive Distribution and the Capital Gains Incentive Distribution, in each case payable to the Special Unitholder of the Company under certain circumstances specified in the Operating Agreement.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

 PLEASE SIGN ON REVERSE SIDE